                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 2)

      Check the appropriate box:

      |X|   Preliminary Information Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14c-5(d)(2))
      |_|   Definitive Information Statement

                              SEAMLESS CORPORATION.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value of transaction

            --------------------------------------------------------------------

      5.    Total fee paid

            --------------------------------------------------------------------

|_| Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                              SEAMLESS CORPORATION
                       800 NORTH RAINBOW BLVD., SUITE 208
                             LAS VEGAS, NEVADA 89107
                                 (702) 448-1861


TO THE STOCKHOLDERS OF SEAMLESS CORPORATION:

This Information Statement is furnished to the stockholders of Seamless Corporation, a Nevada corporation ("Seamless" or the "Corporation"), in connection with the following corporate action taken pursuant to the resolution of the Board of Directors of the Corporation and the written consent of holders of in excess of 50% of the voting rights of Seamless providing for shareholder authorization to the board of directors of the Corporation for the reincorporation of the Corporation to the State of Florida from the State of Nevada to be accomplished by the merger of the Corporation with a wholly owned subsidiary of GDT TEK, Inc., a Florida corporation with the Corporation surviving the merger as a wholly owned subsidiary of GDT TEK, Inc.

SEAMLESS IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of holders of a majority of our voting power satisfies all applicable shareholder voting requirements, we are not asking you for a proxy; please do not send us one.

This information statement is being mailed on or about September ____, 2009, to the shareholders of record at the close of business on September 15, 2009 (the "Record Date").

                       BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Albert R. Reda
                            -------------------------
                            Albert R. Reda, President

This information statement is being furnished to all holders of the common stock of Seamless in connection with the proposed action by Written Consent to authorize the board of directors to carry out the process to move the domicile of the Corporation from the State of Nevada to the State of Florida.


ITEM 1.
-------

                              INFORMATION STATEMENT
                              ---------------------


This information statement is being furnished to all holders of the common stock of Seamless, in connection with resolutions of the Board of Directors and the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Seamless. The board of directors, as approved by the written consent of the holders of in excess of 59% of the voting rights of the shareholders of Seamless, provides public notice of the approval and authorization to carry out the process of moving the domicile of Seamless from the State of Nevada to the State of Florida.

The Board of Directors, and persons owning a majority of the outstanding voting securities of Seamless, have unanimously adopted, ratified and approved the proposed actions by the Seamless board of directors. No other votes are required or necessary. See the caption "Vote Required for Approval" below. Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Nevada Secretary of State's office and the State of Florida.

The Quarterly Report on Form 10-Q for quarterly period ended March 31, 2009 and the Annual Report on Form 10-K for the year ended June 30, 2008, and any reports on Form 8-K filed by Seamless during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commissions web site at www.sec.gov in the Edgar Archives. Seamless is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO THE REINCORPORATION MERGER

Seamless' board had determined that it would be in the Corporation's best interest in the near future to move the domicile and state of registry of the Corporation from Nevada to Florida and has received the consent of holders of a majority of the voting rights of the Corporation's securities to authorize the board to conduct such a move, with the timing and process to be made at the Board's discretion.

The board believes that the move to Florida would provide for a better business environment for the Corporation and the Corporation will benefit from the increased employment base in Florida and Florida's lower tax and operational costs. The Corporation holds numerous patents that would take time, effort and expense to transfer to a new entity and this structure with the Corporation surviving the merger and becoming a subsidiary of a Florida corporation allows the Corporation to reap the benefits previously described while saving the time, effort and expense of transferring its patents.

The primary purposes of the move are to accomplish the following:

Increase the employment base from which to expand operations from.

For the above reasons, the board believes that the move is in the best interest of the Corporation and its shareholders. There can be no assurance, however, that the move will have the desired benefits over the future as changes in Florida fees and charges may alter any perceived savings or economies.


PROCESS TO REDOMICILE.


The Nevada corporation, Seamless Corporation, will enter into an agreement of merger with a subsidiary of GDT TEK, Inc., that will allow for all debts, assets, obligations, shares and the current officers to continue after the merger is completed. Seamless Corporation, the Nevada corporation will survive the merger. After the reincorporation merger, the Corporation will become a wholly owned subsidiary of GDT TEK, Inc. and each share of common stock of the Corporation will be exchanged for a share of common stock of GDT TEK, Inc. Upon consummation of the reincorporation merger, the shareholders of the Corporation will become shareholders of GDT TEK, Inc. which is a corporation formed under the laws of the State of Florida and their rights as shareholders will be governed by the laws of the State of Florida. Filings to formalize those actions will be filed with the appropriate officials in the States of Nevada and Florida. Upon the filing with the respective states being accepted and the completion of the twenty day mailing waiting period required under the Securities Exchange Act of 1934 for this Information Statement, the actions described will then become final and the shareholders of the Corporation will be shareholders of GDT TEK, Inc.

Seamless is currently authorized to issue 20,000,000,000 shares of its common stock of which 10,394,580,963 shares are currently issued and outstanding, 2,000,000 shares of Preferred A Stock, which have no voting rights and convert into 10,000 shares of common stock per share, 1,000,000 shares of Preferred B Stock, which have no voting rights and convert into 1,000 shares of common stock, shares of Preferred C Stock which have no voting rights and convert into $1.00 worth of common stock and 4,000,000 shares of Preferred D Stock, which has no conversion rights and each share holds voting rights equal to 10,000 shares of common stock. Currently, shareholders holding votes equal to not less than 13,868,480,000 of the voting rights have consented in writing to the proposal, this constitutes approval of not less than 59% of the voting rights entitled to vote in any shareholder action. The stated voting rights of the preferred shares outlined above will constitute a majority of all votes on any matter presented to the shareholders.

EFFECT OF THE CHANGE IN DOMICILE
--------------------------------
The change in domicile will not result in a change in management, assets, liabilities or net worth. As previously stated, the Florida corporation in which the shareholders will own stock will have the name GDT TEK, Inc. and its principal place of business will move to Florida. The name of the Florida corporation will reflect the fact that Seamless has expanded its product line. Although it is still in the same line of business as in the past, it has recently begun to sell additional gadgets and technology of multiple manufacturers as opposed to the sale of products solely manufactured by Seamless. Therefore, it believes the name GDT TEK, Inc. is more reflective of its product mix.

The articles of incorporation and bylaws of both corporations will be similar. The existing Florida corporation will have total authorized preferred stock as currently authorized by the Nevada corporation, with the same rights and designations as currently exists and the total number of authorized common stock shall also remain the same as currently authorized. However, there will be certain procedural differences such as the registered office and agent of Seamless will be an office and agent in Nevada and for GDT TEK, Inc. will be an office and agent in Florida. There are also substantive differences between the Nevada corporate law and the Florida corporate law. Certain substantive changes to the Articles of Incorporation, Bylaws and many of the material differences between Nevada and Florida law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Nevada and Florida corporate laws and our Articles of Incorporation and Bylaws.

All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reincorporation merger and all shares outstanding on the effective date of the reincorporation merger would convert into shares of the new Florida corporation with the same rights, options, voting powers and entitlements as previously held through the Nevada corporation. All shares, options, warrants or convertible securities that the Corporation has agreed to issue (or agrees to issue prior to the effective date of the move) also will be appropriately adjusted to reflect the new Florida Corporation.

After the reincorporation merger is authorized and completed administratively there will not be a requirement that shareholders obtain new or replacement share certificates. Each holder of record of shares of the Corporation's common stock that is outstanding on the effective date of the move may contact the Corporation's transfer agent to exchange the old Nevada certificates for new Florida certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the reincorporation merger.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), GDT TEK, Inc. will be a successor to the Corporation and its common shares will be registered under Section 12 (b) of the Exchange Act.

Changes from Nevada law to Florida law

As a result of the reincorporation merger, GDT TEK, Inc. will now be governed by Florida corporation laws. The following chart summarizes some of the material differences between the Nevada Revised Statutes ("NRS") and the Florida Business Corporation Act ("FBCA"). This chart does not address each difference between Nevada and Florida law but focuses on some of the differences the Corporation believes are most relevant to existing shareholders. This chart is not intended as an exhaustive list of all differences and is qualified in its entirety by reference to Nevada and Florida law.

                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
1.   Removal of Directors         Generally, shareholders may remove         Any director or one or more of the
                                  directors, with or without cause, by       incumbent directors may be removed
                                  a vote of the holders of a majority        from office by the vote of
                                  of the shares entitled to vote in an       stockholders representing not less
                                  election of directors.                     than two-thirds of the voting power
                                                                             of the issued and outstanding stock
                                                                             entitled to vote.

2.   Filling Vacancies            A vacancy on the board of directors        All vacancies, including those caused
     of the Board of              may be filled by the majority vote of      by an increase in the number of
     Directors                    the remaining                              directors, may be filled by a
                                  directors.                                 majority of the remaining directors,
                                                                             though less than a quorum, unless it
                                                                             is otherwise provided in the articles
                                                                             of incorporation.

3.   Notice of                    Notice of shareholder meetings must        A copy of the notice must be
     Shareholder Meetings         be given no less than 10 and no more       delivered personally, mailed postage
                                  than 60 days before a meeting.             prepaid or given to each stockholder
                                                                             of record entitled to vote at the
                                                                             meeting not less than 10 nor more
                                                                             than 60 days before the meeting.

4.   Call for Special             Special meetings of shareholders may       Special meetings of stockholders
     Shareholder Meetings         be called by the board of directors        may be called by: (i) a corporation's
                                  or by a person authorized by the           board of directors; (ii) the
                                  articles of incorporation or by the        persons authorized by the articles of
                                  holders of not less than 10% of all        incorporation or bylaws; or (iii)
                                  votes entitled to be cast on any           the holders of not less than 10% of
                                  issue considered at the proposed           all votes entitled to be cast on any
                                  special meeting.                           issue to be considered at the
                                                                             proposed special meeting. A
                                                                             corporation's articles of
                                                                             incorporation may require a higher
                                                                             percentage of votes, up to a maximum
                                                                             of 50% to call a special
                                                                             meeting of stockholders.

5.   Shareholder Consent          Shareholder action may be taken            Shareholder action without a meeting
     in Lieu of Meeting           without a meeting by a written             may be taken upon the written consent
                                  consent signed by shareholders having      of the holders of that number
                                  at least the minimum number of votes       of shares necessary to authorize the
                                  that would be necessary to authorize       proposed corporate action being
                                  the action at a meeting. The               taken, unless the certificate of
                                  company's charter may prohibit action      incorporation or articles of
                                  by consent.                                incorporation expressly provide
                                                                             otherwise.

6.   Nomination of                Under Florida law, a company may           Generally, the board of directors
     Directors                    place reasonable notice, time and          has the authority to set the date,
                                  place restrictions on shareholder          time and place for the annual meeting
                                  nominations of                             of the stockholders.
                                  directors.

                                       3


                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
7.   Dissenter's Rights           Shareholders are entitled to exercise      Unless otherwise provided in the
                                  dissenter's rights and receive fair        articles of incorporation or the
                                  value for their shares in the event        bylaws of the issuing corporation in
                                  of a merger if the holders comply          effect on the 10th day following the
                                  with the requirements of the               acquisition of a controlling interest
                                  FBCA.                                      by an acquiring person, if the
                                                                             control shares are accorded full
                                  - no vote of the stockholders is           voting rights, and the acquiring
                                  required for a  merger, or                 person has acquired control shares
                                                                             with a majority or more of all the
                                  - shares of the corporation are            voting power, any stockholder, other
                                  listed on a national securities            than the acquiring person, whose
                                  exchange, traded on the Nasdaq             shares are not voted in favor of
                                  National Market System or held of          authorizing voting rights for the
                                  record by fewer than 2,000                 control shares may dissent and obtain
                                  stockholders.                              payment of the fair value of his
                                                                             shares.
                                                                             Unlike the FBCA, the NRS does not
                                                                             provide for dissenters'
                                                                             rights in the case of a sale of
                                                                             assets. Like the FBCA, the NRS
                                                                             similarly limits dissenters rights,
                                                                             when the shares of the corporation
                                                                             are listed on a national securities
                                                                             exchange included in the National
                                                                             Market System established by the
                                                                             National Association of Securities
                                                                             Dealers, Inc. or are held by at least
                                                                             2,000 stockholders of record, unless
                                                                             the stockholders are required to
                                                                             accept in exchange for their shares
                                                                             anything other than cash or (i)
                                                                             shares in the surviving corporation,
                                                                             (ii) shares in another entity that is
                                                                             publicly listed or held by more than
                                                                             2,000 stockholders, or (iii) any
                                                                             combination of cash or shares in an
                                                                             entity described in (i) or (ii).

8.   Dividends and                Subject to any restrictions contained      Distributions to stockholders are
     Distributions                in a corporation's charter, the            prohibited if the distributions
                                  directors generally may declare and        would
                                  pay dividends:
                                                                             - render the corporation unable  to
                                  - Out of surplus (defined as the           pay its debts as they become due in
                                  excess, if any, of net assets over         the usual course of business and
                                  stated capital) or, when no surplus        - render the corporation's total
                                  exists,                                    assets less than the sum of its
                                  - Out of net profits for the fiscal        total liabilities  plus the amount
                                  year in which the dividend is              that would be needed to satisfy
                                  declared and/or the preceding fiscal       the preferential rights upon
                                  year.                                      dissolution of stockholders whose
                                                                             preferential rights are superior
                                  Dividends may not be paid out of net       to  those receiving the distribution.
                                  profits if the stated capital of the
                                  corporation is less than the
                                  aggregate amount of stated capital
                                  represented by the issued and
                                  outstanding stock of all classes
                                  having a preference upon the
                                  distribution of assets.


                                       4


                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
9.   Director                     Florida law has no residency               The business of every corporation
     Qualifications:              requirement for directors.                 must be managed under the direction
                                                                             of a board of directors or trustees,
                                                                             all of whom must be natural persons
                                                                             who are at least 18 years of age.

10.  Number of Directors          The number of directors of a Florida       A corporation must have at least one
                                  corporation shall be fixed by, or in       director, and may provide in its
                                  the manner provided in, the by-laws,       articles of incorporation or in its
                                  unless the charter fixes the number        bylaws for a fixed number of
                                  of directors.                              directors or a variable number of
                                                                             directors, and for the manner in
                                                                             which the number of directors may be
                                                                             increased or decreased..

11.  Indemnification of           The FBCA authorizes, but does not          The NRS permits discretionary and
     Officers and                 require, a corporation to indemnify        mandatory indemnification of
     Directors                    the following
                                  persons:

                                  - Directors                                - Directors
                                  - Officers                                 - Officers
                                  - Employees and                            - Employees and
                                  - Agents                                   - Agents

                                  The corporation may indemnify against      The Articles of Incorporation, the
                                  all reasonable expenses (including         bylaws or an agreement made by the
                                  attorneys' fees) for all judgments,        corporation may provide that the
                                  fines and amounts paid in settlement.      expenses of officers and directors
                                  These indemnification rights are not       incurred in defending a civil or
                                  exclusive of other indemnification         criminal action, suit or proceeding
                                  rights                                     must be paid by the corporation as
                                                                             they are incurred and in advance of
                                                                             the final disposition of the actions,
                                                                             suit or proceeding, upon receipt of
                                                                             an undertaking by or on behalf of the
                                                                             director or officer to repay the
                                                                             amount if it is ultimately determined
                                                                             by a court of competent jurisdiction
                                                                             that he is not entitled to be
                                                                             indemnified by the corporation. These
                                                                             indemnification rights are not
                                                                             exclusive of other indemnification
                                                                             rights

12.  Requirements of              Indemnification is only available          Indemnification is only available if:
     Indemnification              if:
                                                                             - The indemnified person was not
                                  - The indemnified person acted in          liable or acted in good faith  and
                                  good faith and in a manner which he        in  a manner which he reasonably
                                  reasonably believed to be in, or not       believed to be in or not opposed to
                                  opposed to, the best interests of the      the best interests of the corporation,
                                  corporation and                            and

                                  - In the case of a criminal                - In the case of a criminal proceeding,
                                  proceeding, had no reasonable cause        had no reasonable cause to believe
                                  to believe his conduct was                 his conduct was unlawful.
                                  unlawful.

                                  Indemnification is not permitted if        ..  A corporation may not indemnify a
                                  the individual is held liable to the       person if the person was adjudged to
                                  company, unless the court determines       be liable to the corporation unless
                                  that the individual is fairly and          a court otherwise orders.
                                  reasonably entitled to indemnification
                                  for the amount of expenses the court
                                  deems proper.


                                       5


                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
13.  Determination of             A corporation's determination of           A corporation's determination of
     Indemnification              whether to indemnify someone is to be      whether to indemnify someone is to be
                                  made:                                      made:
                                  - By a majority vote of the                - By the stockholders;
                                  disinterested  directors (even if          - By the board of directors by
                                  less than a                                majority vote of a quorum consisting
                                  quorum);                                   of directors who were not parties
                                  - By a committee of disinterested          to the action, suit or proceeding;
                                  directors designated by the majority       -If a majority vote of a
                                  vote of the disinterested directors        quorum consisting of directors who
                                  (even if less than a quorum);              were not parties to the actions,
                                                                             suit or proceeding so orders, by
                                  - By independent legal counsel if          independent legal
                                  there are no disinterested directors       counsel in a written opinion; or
                                  or if the disinterested directors so       - If a quorum consisting of
                                  direct; or                                 directors who were not parties to the
                                  - By the shareholders.                     action, suit or proceeding
                                                                             cannot be obtained, by independent
                                  Where the person defends a matter          legal counsel in a written opinion.
                                  successfully, indemnification for
                                  reasonable expenses is mandatory.
                                  Officers' and directors' expenses may
                                  be paid in advance of final
                                  disposition if the person agrees to
                                  repay the advances if he is later
                                  determined not to be entitled to
                                  indemnification. Advance payment for
                                  other employees is at the board's
                                  discretion.

14.  Insurance on Behalf          The FBCA permits a corporation to          The NRS permits a corporation to
     of Indemnitees               maintain insurance on behalf of an         purchase and maintain insurance or
                                  indemnitee against any liability or        make other financial arrangements on
                                  expenses incurred in the capacity in       behalf of any person who is or was a
                                  which he serves the corporation or         director, officer, employee or agent
                                  arising out of his status as such,         of the corporation, or is or was
                                  whether or not the corporation would       serving at the request of the
                                  have the power to indemnify him            corporation as a director, officer,
                                  against such expenses and liabilities      employee or agent of another
                                  under the applicable provisions of the     corporation, partnership, joint
                                  FBCA.                                      venture, trust or other enterprise
                                                                             for any liability asserted against
                                                                             him and liability and expenses
                                                                             incurred by him in his capacity as a
                                                                             director, officer, employee or agent,
                                                                             or arising out of his status as such,
                                                                             whether or not the corporation has
                                                                             the authority to indemnify him
                                                                             against such liability and expenses.

15.  Director Liability           The certificate of incorporation           Unless the articles of incorporation
                                  includes such a provision. Under           or an amendment thereto, provide for
                                  Florida law, a director is not             greater individual liability, a
                                  personally liable for monetary             director or officer is not
                                  damages to any person for his actions      individually liable to the
                                  as a directors unless the director         corporation or its stockholders or
                                  breached his duties by way of:             creditors for any damages as a result
                                                                             of any act or failure to act in his
                                  - a criminal violation, unless the         capacity as a director or officer
                                  directors has reasonable cause to          unless it is proven that:
                                  believe his conduct was unlawful or
                                  had no reasonable cause to believe
                                  his conduct was unlawful;                       -his act or failure to act
                                                                             constituted a breach of his fiduciary
                                  - a transaction from which the             duties as a director or officer; and
                                  director derived an improper personal
                                  benefit;
                                                                                   -his breach of those duties
                                  - declaration of unlawful                  involved intentional misconduct,
                                  distributions;                             fraud or a knowing violation of law.

                                  - in a derivative action, conscious
                                  disregard by the director for the
                                  best interests of the corporation or
                                  willful misconduct by the director;
                                  or

                                  - in a third party action, reckless
                                  or actions or omissions committed in
                                  bad faith or with malicious purpose
                                  or in a manner exhibiting wanton and
                                  willful disregard of human rights,
                                  safety or property.

                                       6


                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
16.  Amendment to                 The FBCA requires the approval of the      The NRS requires the approval of the
     Articles of                  holders of a majority of the               holders of a majority of all
     Incorporation                outstanding stock entitled to vote         outstanding shares entitled to vote
                                  for any amendment to the certificate       (with, in each case, each stockholder
                                  of incorporation unless the level          being entitled to one vote for each
                                  of approval is increased by the            share so held) to approve proposed
                                  certificate of incorporation. If the       amendments to a corporation's charter.
                                  amendment proposes to change the           The NRS does not require stockholder
                                  number or par value of shares or           approval for the board of directors
                                  adversely affect the rights of a           of a corporation to fix the voting
                                  particular class of stock, that class      powers, designation, preferences,
                                  is entitled to vote separately on the      limitations, restrictions and rights
                                  amendment, whether or not it is            of a class of stock provided that the
                                  designated as voting stock.                corporation's charter documents grant
                                                                             such power to its board of directors.
                                                                             The holders of the outstanding shares
                                                                             of a particular class are entitled to
                                                                             vote as a class on a proposed
                                                                             amendment if the amendment would
                                                                             alter or change the power, preferences
                                                                             or special rights of one or more
                                                                             series of any class so to affect them
                                                                             adversely.

17.  Amendment to the             The FBCA provides shareholders with        Unless otherwise prohibited by any
     By-Laws                      the right to amend the bylaws,             bylaw adopted by the stockholders,
                                  although a corporation is permitted        the directors may adopt, amend or
                                  in its charter to give this right to       repeal any bylaw, including any bylaw
                                  the directors as well. Director action     adopted by the stockholders. The
                                  is subject to being amended by             articles of incorporation may grant
                                  shareholders                               the authority to adopt, amend or
                                                                             repeal bylaws exclusively to the
                                                                             directors.

18.  Extraordinary                Under the FBCA, a merger,                  Approval of mergers and
     Actions                      consolidation or sale of all or            consolidations and sales, leases or
                                  substantially all of the assets of a       exchanges of all or substantially all
                                  corporation requires (a) approval by       of the property or assets of a
                                  the board of directors and (b) the         corporation, whether or not in the
                                  affirmative vote of a majority of the      ordinary course of business,
                                  outstanding stock of the corporation       requires the affirmative vote or
                                  entitled to vote thereon. The              consent of the holders of a majority
                                  FBCA allows the board of directors or      of the outstanding shares entitled to
                                  the articles of incorporation to           vote, except that, unless required
                                  establish a higher vote requirement.       by the articles of incorporation, no
                                                                             vote of stockholders of the
                                  The FBCA does not require shareholder      corporation surviving a merger is
                                  approval from the                          necessary if:
                                  shareholder of a surviving                 - The merger does not amend the
                                  corporation if:                            articles of incorporation of the
                                  - The articles of the surviving            corporation;
                                  corporation will not differ, with          -Each outstanding share immediately
                                  certain exceptions, from its articles      prior to the merger is to be an
                                  before the merger; and                     identical share after the merger, and
                                  - Each shareholder of the surviving        -Either no common stock of the the
                                  corporation whose shares                   corporation and no securities or
                                  were outstanding immediately prior to      obligations convertible into common
                                  the merger will hold the                   stock are to be issued in the merger,
                                  same number of shares, with identical      or the common stock to be issued in
                                  designations,                              the merger, plus that initially
                                  preferences, limitations and relative      issuable on conversion of other
                                  rights, immediately after.                 securities issued in the merger does
                                                                             not exceed 20% of the common stock of
                                                                             the corporation outstanding immediately
                                                                             before the merger


                                       7


                                               Florida Law                                Nevada Law
                                 ---------------------------------------    ---------------------------------------
                                  Under the FBCA, a parent corporation
                                  owning at least 80 percent of the
                                  outstanding shares of each class of a
                                  subsidiary corporation may merge the
                                  subsidiary into itself, may merge
                                  itself into the subsidiary, or may
                                  merge the subsidiary into and with
                                  another subsidiary in which the parent
                                  corporation owns at least 80 percent
                                  of the outstanding shares of each class
                                  of the subsidiary without the approval
                                  of the shareholders of the parent or
                                  subsidiary. In a merger of a parent
                                  corporation into its subsidiary
                                  corporation, the approval of the
                                  shareholders of the parent corporation
                                  shall be required if the articles of
                                  incorporation of the surviving
                                  corporation will differ, except for
                                  amendments enumerated therein, from the
                                  articles of incorporation of the parent
                                  corporation before the merger, and  the
                                  required vote shall be the greater of the
                                  vote required to approve the merger and
                                  the vote required to adopt each change
                                  to the articles of incorporation as if
                                  each change had been presented as an
                                  amendment to the articles of
                                  incorporation of the parent corporation.

19.  Transaction with             Under the FBCA, no contract or other       Under the NRS, a contract or other
     Officers and                 transaction between a corporation          transaction between a corporation and
     Directors                    and one or more of its directors or any    one or more of its directors or any
                                  other corporation, firm, association, or   other corporation, firm, association,
                                  entity in which one or more of its         or entity in which one or more of its
                                  directors are directors or officers or     directors are directors or officers
                                  are financially interested shall be        or are financially interested such
                                  either void or voidable if:                transactions are not automatically
                                  - The fact of such relationship or         void or voidable if
                                  interest is disclosed or known to the      - The fact of the common directorship,
                                  board of directors or committee which      office or financial interest is known
                                  authorizes, approves, or ratifies the      to the board of directors or
                                  contract or transaction by a vote or       committee, and the board or committee
                                  consent sufficient for the purpose         authorizes, approves or ratifies the
                                  without counting the votes or consents     contract or transactions in good
                                  of such interested directors;              faith by a vote sufficient for the
                                  - The fact of such relationship or         purpose, without counting the vote
                                  interest is disclosed or known to          or votes of the common or interested
                                  the shareholders entitled to vote and      director or directors, or
                                  they authorize, approve, or ratify         - The contract or transaction, in good
                                  such contract or transaction by vote       faith, is ratified or approved by the
                                  or written consent; or                     holders of a majority of the voting
                                  - The contract or transaction is fair      power, or
                                  and reasonable as to the corporation at    - The fact of common directorship,
                                  the time it is authorized by the board,    office or financial interest known
                                  a committee, or the shareholders.          to the director or officer at the
                                                                             time of the transactions is brought
                                                                             before the board of directors for
                                                                             actions, or
                                                                             - The contract or transaction is fair
                                                                             to the corporation at the time it is
                                                                             authorized or approved.



Changes in Articles of Incorporation and Bylaws

The following chart summarizes some of the material differences between the Articles of Incorporation and Bylaws of the Nevada and Florida corporations. This chart does not address each difference between but focuses on some of the differences the Corporation believes are most relevant to existing shareholders. This chart is not intended as an exhaustive list of all differences. In addition, attached as appendices are copies of the Florida and Nevada Articles of Incorporation and Bylaws. The Florida charter documents are marked to reflect differences from the Nevada charter documents.

                                       Florida Charter Documents                    Nevada Charter Documents
1. Name                                GDT TEK, Inc.                                Seamless Corporation

2. Authorized Securities               20,000,000,000 shares of stock authorized    20,000,000,000 shares of stock authorized
                                       of which 10,000,000 are preferred shares,    of which 10,000,000 are preferred shares,
                                       A, B and C are nonvoting;                    A, B and C are nonvoting;
                                       2,000,000 shares Series A converts to        2,000,000 shares Series A converts to
                                       10,000 shares of common                      10,000 shares of common
                                       1,000,000 shares Series B converts to        1,000,000 shares Series B converts to
                                       1,000 shares of common                       1,000 shares of common
                                       3,000,000 shares of Series C converts        3,000,000 shares of Series C converts
                                       $1.00 of common                              $1.00 of common
                                       4,000,000 of Series D votes 10,000 votes     4,000,000 of Series D votes 10,000 votes
                                       per share                                    per share
3. Term of the Board of Directors      One year term                                Three year term
4. Registered Agent                    USA-RA LLC                                   American Corporate Enterprises, Inc.
                                       841 Prudential Drive                         123 West NYE LN STE# 129
                                       Jacksonville, Florida                        Carson City, Nevada 89706

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED MOVE.

Unless and until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of Nevada common stock to the transfer agent and receives in return a new certificate representing shares of Florida common stock, such shareholder's existing common stock shall be deemed equal to the number of shares of Florida common shares to which such shareholder is entitled as a result of the move.


CERTAIN FEDERAL INCOME TAX CONSIDERATIONS


The following discussion describes certain material federal income tax considerations relating to the proposed reincorporation merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.


This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.


The reincorporation merger is intended to be a tax-free recapitalization to the Corporation and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation merger. The holding period for shares of common stock after the move will include the holding period of shares of common stock before the reincorporation merger, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the move will be the same as the adjusted basis of the shares of common stock before the reincorporation merger.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL AUTHORIZING THE BOARD TO CONDUCT THE PROPOSED MOVE.


Q. WHY HAS THE PROPOSAL BEEN MADE TO AUTHORIZE THE REINCORPORATION MERGER FROM NEVADA TO FLORIDA?

A. Our Board of Directors believes that the proposed reincorporation merger to Florida would enable Seamless to be able to expand operations because of the large work force available to the Corporation and allow the Corporation to save the time, effort and expense of transferring its patents.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED REINCORPORATION MERGER?

A. All members of the Board of Directors have approved the proposed reincorporation merger as is in the best interest of Seamless and the best interest of the current shareholders of Seamless.

Q. WILL THE PROPOSED REINCORPORATION MERGER RESULT IN ANY TAX LIABILITY TO ME?

A. The proposed reincorporation merger is intended to be tax free for federal income tax purposes.


Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSAL BEING PASSED?

A. To approve the proposal, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposal have already been received from shareholders holding a majority of the voting securities of Seamless.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. The Corporation will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Albert R. Reda, President of Seamless, 800 North Rainbow Blvd., Suite 208, Las Vegas, Nevada 89107, telephone: (702) 448-1861.

VOTE REQUIRED FOR APPROVAL
--------------------------

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendment discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.


The Board of Directors of Seamless have adopted, ratified and approved the proposal to authorize the reincorporation merger and shareholders of the Corporation holding a majority of the voting power on the Record Date have approved the proposed reincorporation merger to the shareholders for their approval.


                         DISSENTER'S RIGHTS OF APPRAISAL
                         -------------------------------


Any stockholders who vote shares against the reincorporation merger may, under certain conditions, become entitled to be paid for his or her shares of the Corporation's capital stock in lieu of receiving shares of the Florida corporation. Under Nevada Law Section 92A.380, you, the Corporation's stockholder, have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares of the Corporation's capital stock and are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Attachment F to this Information Statement. Under Nevada Law, "fair value" is defined with respects to dissenter's shares, as "the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable." The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit F to this Information Statement, which sets forth the procedure for exercising dissenters' rights with respect to the change in domicile and demanding statutory appraisal rights. This discussion and Appendix F should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute. If you elect to assert dissenters' rights in connection with the reincorporation merger, you must comply with the following procedures:

Within 10 days after the effective time of the reincorporation merger, we will give written notice of the effective time of the change in domicile by certified mail to each stockholder. The notice provided by us will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters' shares, we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within 60 days following the receipt of the stockholder's demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                -----------------------------------------------


The Board of Directors fixed the close of business on September 15, 2009 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

As of September 11, 2009, Seamless had issued and outstanding 10,394,580,963 shares of common stock, 1,286,898 shares of Preferred D Stock, which have a 1 for 10,000 voting right or a total of 23,263,560,963, (59.6%) votes in any shareholder action. Shareholders holding a controlling interest equaling not less than fifty percent (50%) of voting rights of the securities of Seamless, as of the record date have consented to the action required to carry the proposed reincorporation merger.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS


The following table sets forth certain information concerning the ownership of the Corporation's common stock as of September 11, 2009, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of September 11, 2009, there were 10,394,580,963 shares of common stock issued and outstanding.

                                                                 AMOUNT & NATURE
     TITLE OF               NAME AND ADDRESS OF                  OF BENEFICIAL
     CLASS                  BENEFICIAL OWNER                     OWNERSHIP         PERCENT OF CLASS
     -----------------------------------------------------------------------------------------------
     Common                 Adobe Oil Development Corp.           1,000,000,000        9.6%
                            P.O. Box 485
                            Laguna Bch, Ca. 92652
     -----------------------------------------------------------------------------------------------
     Preferred D            Alpha Blue, Inc.                            320,000        24%
                            202 Park St.
                            Griffin, GA 30223
     -----------------------------------------------------------------------------------------------
     Preferred D            MAKR, Inc                                    80,000        6.2%
                            2050 Russett Way
                            Carson City, NV 89703
     -----------------------------------------------------------------------------------------------
     Preferred D            Omega Inc.                                   28,550        2.2%
                            455 Douglas Ave. Suite 215518
                            Altamonte Springs, FLA 32724
     -----------------------------------------------------------------------------------------------
     Preferred D            AR Corp                                     858,298        67%
                            1001 16th Street
                            Denver, Colorado 89265
     -----------------------------------------------------------------------------------------------
     Total common                                                 1,000,000,000
     Total common                                                12,868,480,000
     equivalent
     Total vote                                                  13,868,480,000       59.6%
     -----------------------------------------------------------------------------------------------


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

ADDITIONAL INFORMATION
----------------------

Additional information concerning Seamless Corporation including its Form 10-K annual report for the year ended June 30, 2008 and quarterly reports on Form 10-Q for the past quarters ended September 30, 2008, December 31, 2008 and March 31, 2009, any reports on Form 8-K or other forms which have been filed with the Securities and Exchange Commission are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at WWW.SEC.GOV.


Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at 800 N. Rainbow Blvd., Suite 208, Las Vegas, NV 89107. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

APPENDICES

Exhibit A-Written Consent of the Board of Directors

Exhibit B- Articles of Incorporation of GDT TEK, INC. and Amendment thereto which will become effective after the change in domicile

Exhibit C-Bylaws of GDT TEK, INC. which will become effective until after the change in domicile

Exhibit D-Amended and Restated Articles of Incorporation of Seamless Corporation currently in effect

Exhibit E-Amended and Restated Bylaws of Seamless Corporation currently in effect

Exhibit F- Notice for Dissenter's Rights and Nevada Statute

Dated: September ___, 2009
By Order of the Board of Directors

                                          /s/ Albert R. Reda
                                          --------------------------------------
                                          Albert R. Reda, President and Director

Exhibit "A"

              UNANIMOUS WRITTEN CONSENT TO ACTION WITHOUT A MEETING
                      RESOLUTION OF THE BOARD OF DIRECTORS
                                       OF
                              SEAMLESS CORPORATION
                             (A Nevada corporation)


RESOLUTION APPROVING THE REINCORPORATION MERGER TO FLORIDA

WHEREAS, THE BOARD OF DIRECTORS DEEMS IT IN THE BEST INTEREST OF THE CORPORATION THAT IT EFFECTUATE A CHANGE IN DOMICILE TO FLORIDA IN ORDER TO TAKE ADVANTAGE OF FLORIDA'S EXPANDED EMPLOYMENT BASE AND LOWER TAX AND OPERATIONAL COSTS;

WHEREAS, THE BOARD, ON JUNE 10, 2009 APPROVED A CHANGE IN DOMICILE THROUGH A MERGER OF THE CORPORATION AND GDT TEK, INC.

WHEREAS, IT HAS COME TO THE ATTENTION OF THE BOARD THAT A CHANGE IN THE STRUCTURE OF THE MERGER WOULD ALLOW IT TO TAKE ADVANTAGE OF THE BENEFITS PREVIOUSLY DESCRIBED AND AVOID THE TIME, EFFORT AND EXPENSE OF TRANSFERRING ITS PATENTS TO THE NEW FLORIDA ENTITY.


NOW THEREFORE BE IT RESOLVED THAT:


That the Officers of the Corporation are authorized to seek shareholder approval of the merger of Seamless Corporation with a subsidiary of GDT TEK, Inc., a Florida corporation, with Seamless Corporation surviving the merger and becoming a wholly owned subsidiary of GDT TEK, Inc. and each share of Seamless Corporation being exchanged for a share of GDT TEK Inc., and that


The officers and Directors of the Corporation be, and hereby are, authorized and directed to take all action necessary to carry out the purposes of the foregoing resolution and that

This resolution may be signed in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission shall be deemed to be an original) and such counterparts together shall constitute one and the same instrument and notwithstanding the date of the execution shall be deemed to bear the date as set forth above.

This consent is executed pursuant to, and in accordance with the State of Nevada, and is to be filed with the minutes of the Corporation. The undersigned, being all of the Directors of the Corporation, hereby consent to and adopt the foregoing.

                                             Dated:  June 10, 2009

                                             /s/ Albert Reda
                                             ----------------------------
                                             Albert Reda, Director

Exhibit B

                            ARTICLES OF INCORPORATION
                      IN COMPLIANCE WITH CHAPTER 607, F.S.

ARTICLE I       NAME * DIFFERENCE THAN THE NEVADA CORPORATION
THE NAME OF THE CORPORATION SHALL BE: GDT TEK, INC.

ARTICLE II      PRINCIPAL OFFICE
THE PRINCIPAL ADDRESS IS: * DIFFERENCE THAN THE NEVADA CORPORATION

555 Wlnderiey Place Suite 300
Orlando, Florida 32751

ARTICLE III     PURPOSE
THE PURPOSE FOR WHICH THE CORPORATION IS ORGANIZED:

Any lawful activity

ARTICLE IV      SHARES
THE NUMBER OF SHARES OF STOCK IS: SEE AMENDMENT

11,000,000,000 shares of stock, par value of $.001 per share, of which 5,000,000 shares are preferred A stock and 5,000,000 shares are preferred B stock. The preferred stock converts as follows: one share preferred A converts into 10,000 shares of common; one share preferred B converts in One Dollars ($1.00) worth of common stock; based upon the immediately prior 10 day average closing price for the common stock from date of request for conversion from owner of the preferred B stock.

ARTICLE V       INITIAL DIRECTORS AND/ OR OFFICERS
THE NAME(S) AND ADDRESS(ES) AND SPECIFIC TITLES:

Albert Reda President, Director
Albert Reda Secretary
Albert Reda Treasure

ARTICLE VI INITIAL REGISTERED AGENT AND STREET ADDRESS * DIFFERENCE THAN THE NEVADA CORPORATION THE NAME AND FLORIDA STREET ADDRESS (P.O. BOX NOT ACCEPTABLE) OF THE REGISTERED AGENT IS:

USA-RALLC
841 Prudential Drive, 12th Floor
Jacksonville, FL 32207

ARTICLE VII     INCORPORATOR
THE NAME AND ADDRESS OF THE INCORPORATOR IS:

Albert Reda
555 Winderley Place Suite 300
Orlando, Florida 32751


================================================================================
HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OT PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I AM FAMILIAR WITH AND ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY O

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                  GDT TEK, INC.
    (NAME OF CORPORATION AS CURRENTLY FILED WITH THE FLORIDA DEPT. OF STATE)

                                  P09000028967
                   (Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this FLORIDA PROFIT CORPORATION adopts the following amendment(s) to its Articles of
Incorporation:

A.    IF AMENDING NAME. ENTER THE NEW NAME OF THE CORPORATION:

THE NEW NAME MUST BE DISTINGUISHABLE AND CONTAIN THE WORD "CORPORATION," "COMPANY," OR "INCORPORATED" OR THE ABBREVIATION "CORP.," "INC.O " OR CO.," OR THE DESIGNATION "CORP," "INC, " OR "CO ", A PROFESSIONAL CORPORATION NAME MUST CONTAIN THE WORD "CHARTERED, " PROFESSIONAL ASSOCIATION, OR THE ABBREVIATION "P.A."

B.    ENTER NEW PRINCIPAL OFFICE ADDRESS. IF APPLICABLE:
(PRINCIPAL OFFICE ADDRESS MUST BE A STREET ADDRESS)


D.    ENTER NEW MAILING ADDRESS. IF APPLICABLE:
(MAILING ADDRESS MAY BE A POST OFFICE BOX)


E. IF AMENDING THE REGISTERED AGENT AND/OR REGISTERED OFFICE ADDRESS IN FLORIDA. ENTER THE NAME OF THE NEW REGISTERED AGENT AND/OR THE NEW REGISTERED OFFICE ADDRESS:

      NAME OF NEW REGISTERED AGENT:


      NEW REGISTERED OFFICE ADDRESS:
         (FLORIDA STREET ADDRESS)    ______________ " Florida. _______________________________________
                                                       (CITY)                (ZIP CODE)

NEW REGISTERED AGENT'S SIGNATURE. IF CHANGING REGISTERED AGENT:
I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT, I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF THE POSITION.

                 SIGNATURE OF NEW REGISTERED AGENT. IF CHANGING

IF AMENDING THE OFFICERS AND/OR DIRECTORS. ENTER THE TITLE AND NAME OF EACH OFFICER/DIRECTOR BEING REMOVED AND TITLE. NAME. AND ADDRESS OF EACH OFFICER AND/OR DIRECTOR BEING: ADDED:
(ATTACH ADDITIONAL SHEETS, IF NECESSARY)

---------------------- ------------------------ --------------------------- -------------------
TITLE                  NAME                     ADDRESS                     TYPE OF ACTION
---------------------- ------------------------ --------------------------- -------------------
______________         __________________       ___________________         9        Add
                                                                            9        Remove
---------------------- ------------------------ --------------------------- -------------------
______________         __________________       ___________________         9        Add
                                                                            9        Remove
---------------------- ------------------------ --------------------------- -------------------
______________         __________________       ___________________         9        Add
                                                                            9        Remove
---------------------- ------------------------ --------------------------- -------------------

E.    IF AMENDING OR ADDING ADDITIONAL ARTICLES. ENTER CHANCE(S) HERE:
      (ATTACH ADDITIONAL SHEETS, IF NECESSARY). (BE SPECIFIC)

ARTICLE IV SHARES; THE NUMBER OF SHARES OF STOCK IS 20,000,000,000; OF WHICH 10,000,000 ARE PREFERRED SERIES "A,B,C&D" SHARES: PREFERRED "A,B&C" ARE NON VOTING. 2,000,000 SHARES ARE SERIES "A" ONE "A" SHARE CONVERTS INTO 10,000 SHARES OF COMMON STOCK; 1,000,000 SHARES ARE SERIES "B" ONE "B" CONVERTS INTO 1 ,000 SHARES OF COMMON STOCK; 3,000,000 SHARES ARE SERIES "C" ONE "C" CONVERTS $1.00 WORTH OF COMMON STOCK 4,000,000 SHARES ARE SERIES "D" ONE "0" HAS VOTING RIGHTS EQUAL TO 10,000 SHARES OF COMMON; SERIES "D" HAS NO CONVERSION RIGHTS INTO COMMON STOCK ONLY VOTING RIGHTS.

F. IF AN AMENDMENT PROVIDES FOR AN EXCHANGE. RECLASSIFICATION. OR CANCELLATION OF ISSUED SHARES. PROVISIONS FOR IMPLEMENTING THE AMENDMENT IF NOT CONTAINED IN THE AMENDMENT ITSELF:
      (IF NOT APPLICABLE, INDICATE N/A)

N/A

The date of each amendment(s) adoption:    July 27, 2009
                                           (DATE OF ADOPTION IS REQUIRED)


Effective date if applicable:


Adoption of Amendment(s)
                                                   (CHECK ONE)

(NO MORE THAN 90 DAYS AFTER
AMENDMENT FILE DATE)

F.

[X] The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

o The amendment(s) was/were approved by the shareholders through voting groups. THE FOLLOWING STATEMENT MUST BE SEPARATELY PROVIDED FOR EACH VOTING GROUP ENTITLED TO VOTE SEPARATELY ON THE AMENDMENT(S):

            "The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________________________________________________"
                                        (VOTING GROUP)

o The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

o The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder - action was not required.


                        Dated: July 27, 2009

                        Signature (By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)


                                   Albert Reda
                                   -----------
                    (Typed or printed name of person signing)


                                    President
                                    ---------
                           (Title of person signing)

Exhibit C

                                  GDT TEK, INC.
                              A FLORIDA CORPORATION

                                    BY- LAWS

ARTICLE 1.      MEETING OF STOCKHOLDERS

SECTION A. THE ANNUAL MEETING of the Stockholders of the Corporation shall be held at the time and place designated by the Board of Directors with in 120 days of its fiscal year which ended June 30th.

Notice of Annual Meeting will be sent out 30 days in advance to stockholders via certified mail, email, private carrier (i.e. FedEx) or by contracting with a notification service such as "Transfer Agent".

The Annual meeting will be deemed valid as long as stockholders, via proxy and/or by personal appearance and/or by via electronic conferencing which represent FIFTY ONE PERCENT (51%) or more of the voting of the class of stock are in attendance.

SECTION B. SPECIAL MEETING of the Stockholders of the Corporation may be called by President, Chief Executive Officer, Chairman of the Board, the Board of Directors and/or by a majority of the Stockholders.

Notice of Special Meeting will be sent out 10 days in advance by the individual and/or group calling for the special meeting to the President, Chief Executive Officer, Chairman of the Board, the Board of Directors and/or by a majority of the Stockholders, via certified mail, email, private carrier (i.e. FedEx) or by contracting with a notification service such as "Transfer Agent".

The purpose of the Special Meeting will for any significant matter that impacts the well being of the Corporation.

SECTION C. A NOTICE MEETING CAN BE WAIVED if the majority of the Stockholders of the Corporation waive notice of a meeting, no notice of such a meeting shall be required if the majority of the Stockholders meet in person and/or via proxy and/or by via electronic conferencing which represent FIFTY ONE PERCENT (51%) or more of the voting of the class of stock are in attendance.

SECTION D. AGENDA OF ANNUAL SPECIAL AND/OR WAIVED NOTICED MEETING may conduct any lawful business during the meeting however only such business as shall have been referred to in the notice calling such meetings shall be acted upon.

At the special meeting of the stockholder where notice is waived the purpose of the meeting still has to be refereed to.

At any Stockholder meeting at which all the outstanding capital stock of the company is represented either in person and or by proxy, any lawful business may be transacted and such meeting shall be valid for all purposes.

SECTION E. QUORUM AT THE STOCKHOLDERS' MEETING, the holders of FIFTY ONE PERCENT (51%) of the entire issued and outstanding capital stock to the company shall constitute a quorum for the purpose of such meetings.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy or as agreed to in Section A at the time and place fixed by these Bylaws for any annual meeting or fixed by a notice as above provided for a special meeting, a majority in interest of the Stockholders present in person or by proxy may adjourn from time to time without notice other than by announcement at the meeting, until holders of the amount of requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called.

SECTION F. VOTING BY EACH ENTITLED SHAREHOLDER shall be based upon one vote per each common share of stock and Preferred shares votes are as follows:

Common Stock:           One vote per share

The voting rights of the Preferred Shares if any are at the approval of the Board of Directors and may be changed accordingly at the consent of the Board.

The number of held shares as determined above will be based upon the tenth day proceeding the day of such meeting.

Voting will be done by ballot for annual meeting and/or voice in case of a special and or noticed waived meeting.

On a voice vote a full, true and complete alphabetical list, certified by the Secretary of the Company and indicating the number of shares held by each of all the stockholders entitled to vote at such meeting shall be furnished. Said list shall be prepared at lease ten day before such meeting, and shall be open the inspection of the stockholders, or their agents or proxies, at the place where such meeting is to b e held, and for ten days prior thereto. Only the person in whose names shares of stock are registered on the books of the company for ten days preceding to vote at such meeting. Proxies and Powers of Attorney to vote must be filed with the Secretary of the Corporation before an election and election or a meeting of the Stockholders, or they cannot be used at such election or meeting.

SECTION G. BALLOT AND/OR VOICE VOTING will be conducted as follows:

At the meeting of stock holders were ballots are being used, the polls will be opened at the commencement of the meeting and will be closed upon the closing of the meeting. The voting results will be issued with in 24 hours of the closing of the polls.

At the meeting of the stockholders were a voice vote is used the Secretary of the Corporation will call each shareholders name and the shareholder will vote and the secretary will record the vote. The voting results will be stated at the meeting as soon as the voice votes are tallied.

SECTION H. MAJORITY VOTE OF THE ATTENDEES once a quorum is obtained (fifty one percent [51%] of the issued and outstanding) will constitute approval for the:

Election of Directors

Business matters that require stockholder approval as listed on the Agenda of stockholder meeting whether it was an Annual Meeting, Special Meeting and/or Waived Noticed Meeting.

SECTION I. STOCKHOLDER MEETING AGENDA will adhere to the regular order of business (as required) which shall be as follows:

      1.    Call meeting to order and verify that quorum is in attendance;
      2. Reading and approval of the minutes of the previous Stockholders meeting and/or meetings
      3. Reports of the Board of Directors, the President, Treasure, and Secretary of the Corporation in the order named;
      4.    Reports of Committees;
      5.    Review of all contracts that are considered significant in nature;
      6.    Election of Directors;
      7.    Unfinished Business;
      8.    New Business;
      9.    Adjournment.

ARTICLE 2.      DIRECTORS AND MEETINGS DIRECTORS

SECTION A. THE BOARD OF DIRECTORS for the corporation will comprise of at least one persons and a maximum of seven persons, all of which will be chosen by the stockholders at the annual stockholders' meeting, and who shall hold office for one year, and or until a qualified successor is elected*Different than the Nevada corporation.

SECTION B. TO BE A DIRECTOR, THE PERSON WILL NEED:

      1. To be qualified as a director the person needs to have been in business for at least five (5) years as a manager or its equivalent.
      2.    to fill out director questionnaire
      3.    to be of good moral character
      4.    not be a shareholder.

SECTION C. REPLACEMENT OF A DIRECTOR will occur when during the tenure if a Director suffers illness and or death, submits a resignation, is disqualified due to illegal activities, and or removed by the majority of shareholders.

If the directors' vacancy occurs then the remaining directors may elect a new director to fill the vacancy during the remaining tenure.

SECTION D. REPLACEMENT OF THE BOARD OF DIRECTORS may occur if a majority of stockholders (as determined by ARTICLE 1 SECTION E) have determined that the Board of Directors is not acting in the best interest of the Company then

      1. The majority of stockholders after serving notice on the current Board Chairmen that the majority of Stockholders will hold an election to replace the current Board of Directors
      2. The majority of stockholders must hold a special meeting with 30 days of notification to the Board of Directors then
      3. If the current Board of Directors is replaced then the new Directors will complete the term of the replaced Board.

SECTION E. MEETINGS OF THE BOARD OF DIRECTORS will occur from time to time during the annual term of the Board of Directors or as follows;

      1. Annual meeting of the Board of Directors will occur within one day of the Stockholders Annual meeting once the election of Directors has been confirmed.
      2. Three Quarterly meetings of the Board of Directors will occur one per quarter after the Annual meeting of the Board of Directors. The first meeting will be in the fourth month after the annual meeting has occurred.
      3. Other meetings may occur from time to time during the term of the Board of Directors.
      4. Special meetings of the Board of Directors may occur if called by the President/ CEO and/or the Chairman of the Board.

SECTION F. PHYSICAL MEETINGS ARE NOT REQUIRED to constitute a Board of Directors meeting. A meeting may be held telephonically, by videoconferencing and/or in person.

Notice of a meeting may be sent via email, registered mail, overnight carrier, instant messaging, telephonically and/or in person. Notice has to be sent 24 hours before the schedule meeting time.

Special meetings may occur from time to time provided a majority of the Board of Directors is present and sign a waiver of notice for the purpose of that meeting.

SECTION G. A MAJORITY OF BOARD OF DIRECTORS WILL CONSTITUTE A QUORUM for the transaction of business. Any and all legal business may be conducted by the Board of Directors provided that;

      1.    There is a quorum present and
      2.    The meeting was properly noticed and/or
      3. Notice of meeting was waived by all the Directors present that represent the Quorum.

SECTION H. ACTION BY UNANIMOUS WRITTEN CONSENT of the Board of Directors may be substituted for a meeting of the Board of Directors as long the action approved is unanimous. Any legal business may be conducted using written consent.

SECTION I. DIRECTORS MEETING AGENDA will adhere to the regular order of business (as required) which shall be as follows:

      1.    Call meeting to order and verify that quorum is in attendance;
      2. Reading and approval of the minutes of the previous Directors meeting and/or meetings
      3.    Review items as listed on agenda
      4.    Vote on items listed on agenda as required
      5.    Review of all contracts that are considered significant in nature;
      6.    Review unfinished Business;
      7.    Adjournment.

SECTION I. DIRECTORS WILL BE COMPENSATED AS FOLLOWS:

      1. Paid for all expenses to attend director, shareholders, company functions and any other expenses as required to attend Company functions.
      2. Paid for their services as a director as approved by a majority of the shareholders.

SECTION J.  RESPONSIBILITIES OF THE BOARD OF DIRECTORS ARE AS FOLLOWS:

      1. Make a report for the annual meeting of the Stockholders, as to the condition of the Company and have those reports available for the Stockholders.
      2. Review any contracts of significant nature and request Stockholders approval if required.
      3. Provide guidance to management from time to time as the Board sees fit and if necessary establish a committee to provide guidance to management
      4. authorized to exercise its corporate authority for such purposes as General Agent of the Company
      5. Elect officers of the corporation including but not limited to President, Secretary, Treasurer and who's tenure is for a least one year unless extended by contract
      6.    Elect new officers if a vacancy occurs during the officers term
      7. Remove officers of the corporation if the officer suffers illness and or death, submits a resignation, is disqualified due to illegal activities, and or removed by the majority of directors.

ARTICLE 3. OFFICERS AND THEIR DUTIES

SECTION A. THE OFFICERS' POSITIONS ARE AS FOLLOWS:

      1.    President and CEO
      2.    Vice President
      3.    Treasure
      4.    Secretary
      5. Or any other position as created by the majority of the Quorum of the Board of Directors and/or Stockholders

SECTION B. THE OFFICER'S DUTIES ARE AS FOLLOWS:

      1. PRESIDENT AND CEO [CHIEF EXECUTIVE OFFICER], shall be the Executive officer of the Corporation and shall have the supervision of the direction of the Corporation's affairs, subject to the control of the Board of Directors, with the full power to execute all resolutions and orders of the Board of Directors, not especially entrusted to some other officer of the Corporation. The President shall be a member of the Executive committee and Chairman thereof. The President shall preside at all meeting of the Board of Directors, at all meeting of the Stockholders, shall sign the Certificates of Stock issued by the Corporation and shall perform such other duties as shall be prescribed by the Board of Directors.
      2. VICE PRESIDENT, shall be vested with all the powers to perform all the duties of the President in the presidents absence or inability to act, including the signing of certificates of Stock issued by the Corporation, and shall perform such duties as shall be prescribed by the Board of Directors.
      3. TREASURER, shall have the custody of all the funds and securities of the Corporation. When necessary of or proper the Treasurer shall endorse for collection, on behalf of the Corporation, checks, notes, and other obligations: he shall deposit all monies to the credit of the Corporation in such bank or banks or other depository as the Board of Directors may designate; and shall sign all receipts and vouchers for payment made by the Corporation, except as herein otherwise provided. The Treasure shall sigh with the President all bill of exchange and promissory notes of the Corporation; shall have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the Corporation as the Board of Directors shall designate signed by the Treasure whether required by law, by the By-Laws, or the Board of Directors. Whenever required by the Board of Directors, the Treasure shall render a statement of the cash account; and shall enter regularly in the books of the Corporation full and accurate accounts of all monies received and paid by the Treasure on account of the Corporation. The Treasure shall at all reasonable times exhibit the books of account to any Directors of the Corporation during business hours, and he shall perform all acts incident to the position of Treasurer subject to control of the Board of Directors. The Treasure shall, if required by the Board of Directors, give bond to the Corporation conditioned for the faithful performance of all duties as Treasure in such sum, and with such surety as shall be approved by the Board of Directors, with expense of such bond to be borne by the Corporation.
      4. SECRETARY shall keep the Minutes of all meetings of the Board of Directors and the Minutes of all Meeting of the Stockholders and of the Executive Committee in books provided for that purpose. The Secretary shall attend to the giving and serving of all notices of the Corporation; may sign with the President of Vice-President, in the name of the Corporation, all contracts authorized by the Board of Directors of Executive Committee; shall affix the Corporate Seal, if any, to all Certificate of Stock duly issued by the Corporation Shall have charge of Stock Certificate Books, Transfer Books and Stock Ledgers, and such books and Papers as the Board of Directors of the Executive Committee may direct all of which shall at all reasonable times be open to the examination of any Director upon application at the office of the Corporation during business hours, and shall in general, perform all duties incident to the Office of Secretary. The Secretary may contract with an independent outside agency for the purpose of stock Issuance and stock transfers for the Corporation.

SECTION C. OTHER POWERS OF THE PRESIDENT, are as follows; Shall have full power and authority on behalf of the Corporation to attend, to act at, and to vote at any meetings of the Stockholders of any Corporation in which the Corporation may hold stock, and at any meeting, he shall posses and may exercise any and all rights and powers incident to the ownership of such stock which as the owner thereof, the Corporation have possessed and exercised if present.

SECTION D. LIMITS ON PRESIDENTIAL POWERS and or changes thereof may occur from time to time by resolution of the Board of Directors and may authorize those powers conferred to other officers and or committees.

ARTICLE 4. CAPITAL STOCK

SECTION A. THE CAPITAL STOCK OF THE CORPORATION shall be issued in such manner and at such times upon such conditions as shall be prescribed by the Board of Directors.

SECTION B. OWNERSHIP OF STOCK in the Corporation shall be evidenced by Certificates of such Stock in such forms as shall as shall be prescribed by the Board of Directors and shall be under the Seal of the Corporation and have the signature printed on the certificates of both the President and the Secretary of the Corporation. If shares of stock are issued by the Corporation, all certificates shall be consecutively numbered and issued with the name of the person and or entity that owns the shares listed as owner. Such information shall also register on the Corporations issuance log. If shares are issued by an independent stock issuance and transfer agent, all certificates shall be consecutively numbered and issued with the name of the person and or entity that owns the shares listed as owner. Such information shall also register on the Corporations issuance log maintained by the independent stock issuance and transfer agent. No stock issuance will occur unless an authorized stock issuance resolution is issued by the Company and signed by the President and or authorized officer of the Company. All certificates surrendered to the Corporation shall be canceled and no new certificate shall be issued until the former certificate for the same number of shares shall have been surrendered and or canceled.

SECTION C. OWNED STOCK MAY BE TRANSFERRED by the owner of the stock once the owner executes instruction for the reissue of the stock and has the stock owner's signature medallion guaranteed on the stock and or stock power agreement, and then surrenders that certificate with instructions to the Corporation and/or the transfer agent contracted with the Corporation. The new stock may be reissued either by a new stock certificate and/or electronically through CEDE as per the stock owners instruction. The stock cancellation and re-issuance as per the owner request will be registered in the Corporation stock records and or the transfer agent's stock records.

SECTION D. REPLACEMENT OF LOST STOCK CERTIFICATES will require a notarized affidavit or affirmation by the person and or entity claiming that the stock certificate is lost and such person giving a Bond of Indemnity to the corporation in amount of twice the value of the certificate that is being replaced. The Bond is indemnification against any damage, loss, or inconvenience to the Corporation that may or can arise in consequence of a new and or duplicate stock certificate being issued in lieu of the one the is lost and or missing. Once confirmed that the requesting party is still listed as the registered owner of the stock the Secretary of the Corporation and or the independent transfer agent may issue a replacement stock certificate. The Board in its discretion refuse to issue such new or duplicate certificate save upon the order of some court having jurisdiction in such matter anything herein to the contrary notwithstanding.

ARTICLE 5. OFFICES AND BOOKS

SECTION A. THE PRINCIPAL OFFICES OF THE CORPORATION may be at any location deemed to meet the requirements of the President and/or the Board of Directors. The principal offices should be located within the state the corporation is domiciled in unless otherwise authorized by the Board of Directors.

SECTION B. THE BOOKS AND RECORDS will be maintained by the Secretary at the principal offices and or any other location as authorized by the President and Secretary of the Corporation.

SECTION C. FINANCIAL BOOKS AND RECORDS will be maintained by the Treasurer at the principal offices and or any other location as authorized by the President and Treasure of the Corporation.

ARTICLE 6. AMENDMENT OF BY-LAWS

SECTION A. AMENDMENTS AND CHANGES TO THE BY-LAWS may be made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors. In addition, they may be amended by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

SECTION B. AMENDMENTS AND CHANGES TO THE BY-LAWS CAN NOT, violate any know state laws which must be approve by the Corporate Attorney prior to voting on said amendment.

ARTICLE 7. MISCELLANEOUS

SECTION A. THE BOARD OF DIRECTORS SHALL HAVE THE POWER CHANGE THE DOMICILE OF THE CORPORATION provided that the change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

SECTION B. THE CAPITAL STOCK OF THE CORPORATION MAY BE CHANGED by the Board of Directors as long as that change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

Change to the capital stock include;

      1.    Stock splits either forward and/or reverse
      2.    Increases in Shares Authorized
      3.    Issuance of Preferred Stock
      4.    Certificate of Designation for Preferred Stock

SECTION C. TYPES OF CAPITAL STOCK OF THE CORPORATION MAY BE APPROVED by the Board of Directors as long as that change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors.

Types of Capital Stock
      1.    Dividends issued
      2.    Warrants issued

SECTION D. LENDING BY THE CORPORATION WILL NOT OCCUR UNLESS UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by
ARTICLE 1 SECTION E of the Corporation. If the loan amount is less the One Hundred Thousand Dollars ($100,000) or less then Five percent (5%) of the Corporation net worth which ever is lesser, must be approved jointly by the President and Treasure of the Corporation

SECTION E. INDEBTEDNESS BY THE CORPORATION WILL NOT OCCUR UNLESS UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation. If the indebtedness amount is less the One Hundred Thousand Dollars ($100,000) or less then Five percent (5%) of the Corporation net worth which ever is lesser, must be approved jointly by the President and Treasure of the Corporation

SECTION F. ALL CONTRACTS MUST BE SIGNED BY THE PRESIDENT AND SECRETARY of the Corporation unless otherwise ordered by the Board of Directors.

SECTION G. CAPITAL RAISES BY THE CORPORATION IN THE FORM OF EQUITY WILL NOT OCCUR UNLESS APPROVED BY THE MAJORITY OF BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

KNOW ALL PRESENT THAT AS OF THIS DATE THE FOLLOWING DIRECTOR APPROVE AND DO HEREBY CONSENT TO THE FOREGOING BY-LAWS AND ADOPT THE SAME AS AND FOR THE BY-LAWS OF SAID CORPORATION .


/s/ Albert Reda
---------------------------------
ALBERT REDA

Exhibit D

RESTATED ARTICLES OF INCORPORATION as amended 9-9-2009

FIRST.   NAME * DIFFERENT THAN THE FLORIDA CORPORATION

The name of the corporation is SEAMLESS CORPORATION (The "Corporation") (Nevada C28499-1998)

SECOND. REGISTERED AGENT FOR SERVICE OF PROCESS: * DIFFERENT THAN THE FLORIDA CORPORATION

                           AMERICAN CORPORATE ENTERPRISES, INC
                           123 WEST NYE LN STE #129
                           CARSON CITY, NV 89706
         AGENT TYPE:       Commercial Registered Agent

THIRD.   PURPOSE AND BUSINESS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Nevada Revised Statutes of the State of Nevada including but not limited to the following:

      a. The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this corporation is organized;

      b. The Corporation shall have power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law;

      c. The Corporation shall have power to sue and be sued in any court of law or equity;

      d.    The Corporation shall have power to make contracts;

      e. The Corporation shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada , or in any other state or territory or country;

      f. The Corporation shall have power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation;

      g. The Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of stockholders;

      h. The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved;

      i. The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document;

      j. The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges of franchises, or for any other lawful purpose of its incorporation: to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased or acquired, or for another lawful object;

      k. The Corporation shall have the power to guarantee, purchase, hold sell, assign transfer, mortgage, pledge or to otherwise dispose of the shares of the capital stock of or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Nevada, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness to exercise all the rights, powers and privileges of ownership, including the right to vote if any;

      l. The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use the thereof its capital, capital surplus, surplus or other property or fund;

      m. The Corporation shall have [the power] to conduct business, have one or more offices and hold , purchase, mortgage and convey real and personal property in the State of Nevada and in any if the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country;

      n. The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its articles of incorporation, or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in the articles of incorporation of the Corporation, or any amendment thereof;

      o. The Corporation shall have the power to make donations for the public welfare of for charitable, scientific or educational purposes;

      p. The Corporation shall have the power to enter partnerships, general or limited or joint ventures, in connection with any lawful activities.

FOURTH.  CAPITAL STOCK

1.    CLASSES AND NUMBER OF SHARES.

            Number of shares with par value: 20,000,000,000
            Par value per share: $.001
            Number of shares without par value: 0

            Of which 19,990,000,000 are Common Stock and 10,000,000 are Preferred Series "A, B,C&D" Shares: Preferred "A,B,&C" are nonvoting. 2,000,000 shares are Series "A" one "A" Shares converts into 10,000 shares of common stock; 1,000,000 shares are Series "B" one "B" converts into 1,000 shares of common stock; 3,000,000 shares are Series "C" one "C" converts into $1.00 worth of common stock; 4,000,000 shares are Series "D" one "D" has voting rights equal to 10,000 shares of common. Series "D" has no conversion rights into common stock only voting rights.

            These rights are further defined as per the Certificate of Designation filed June 25, 2009 with the Nevada Secretary of State and incorporated herein by reference.

2.    POWERS AND RIGHTS OF COMMON STOCK.

      a. PREEMPTIVE RIGHT. No shareholders of the Corporation holding common stock shall have any preemptive or other right to subscribe for any additional un-issued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or scrip, or for securities of any kind of convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation;

      b. VOTING RIGHTS AND POWERS. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name;

      c.    DIVIDENDS AND DISTRIBUTIONS.

            (i) CASH DIVIDENDS. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board of Directors from time to time out of assets of funds of the Corporation legally available therefor;

            (ii) OTHER DIVIDENDS AND DISTRIBUTIONS. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to stock dividend or split-up of the shares of the Common Stock;

            (iii) OTHER RIGHTS. Except as otherwise required by the Nevada
                  Revised Statues and as may otherwise be provided in these Articles of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

3. PREFERRED STOCK. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time by the Board of Directors in its sole discretion, authority to do so being hereby expressly vested in such board.

4. ISSUANCE OF THE COMMON STOCK AND PREFERRED STOCK. The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders except as otherwise required by law. The Board of Directors, from time to time also may authorize, by resolution, options warrants and other rights convertible into Common or Preferred stock (collectively "securities"). The securities must be issued for such consideration including cash, property, or services, as the Board of Directors may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any the payment thereon, provided that the actual value of such consideration is not less than the par value of the shares so issued. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

5. CUMULATIVE VOTING. Except as otherwise required by applicable law there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.

FIFTH.   ADOPTION OF BYLAWS

In the furtherance and not in limitation of the powers conferred by statue and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

SIXTH.   SHAREHOLDER AMENDMENT OF BYLAWS

Notwithstanding Article Fifth hereof the bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less then fifty-one percent (51%) of the voting power of all the outstanding shares of voting stock, regardless of class and voting together as a single voting class.

SEVENTH. BOARD OF DIRECTORS

The business and affairs of the Corporation share be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 4 of Article Forth hereof in connection with the rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be determined from the time to time by a bylaw or amendment thereto, providing that the number of directors shall not be reduced to less than two (2). The directors holding office at the time of the filing of the Articles of Incorporation shall continue as directors until the next annual meeting and/or until their successor are duly chosen.

EIGHTH.  TERM OF BOARD OF DIRECTORS *DIFFERENT THAN THE FLORIDA CORPORATION

Except as otherwise required by applicable law, each director shall serve for a term ending on the date of the third Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") following the Annual Meeting at which such director was elected. All directors shall have equal standing.

Notwithstanding the foregoing provision of this Article Eighth, each director or shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 4 of Article Forth hereof in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series or Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

NINTH.   VACANCIES ON BOARD OF DIRECTORS

Except as may otherwise be provided pursuant to Section 4 of Article Forth hereof in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class of series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal, or other causes, shall be filed solely by the quorum of the Board of Directors. Any director elected in accordance with the proceeding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

TENTH.   [removed by Certificate of Amendment of Articles of Incorporation of
International Business Industries, Inc., dated June 30, 1999, filed with the Office of the Nevada Secretary of State on July 1, 1999]

ELEVENTH.   STOCKHOLDER ACTION

Any action required or permitted to be taken by the stockholders of the Corporation must be effective at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting stockholder approval by a majority of the Directors, in which case such action maybe be authorized or taken by the written consent of the holders of outstanding shares of Voting Stock having not less than the minimum voting power that would be necessary to authorized or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law these Articles have been satisfied.

TWELFTH.    SPECIAL STOCKHOLDER MEETING

Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board or the President. Special meeting may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

THIRTEENTH. LOCATION OF STOCKHOLDER MEETING

Meetings of stockholders of the Corporation may be held within or without the State of Nevada as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the Nevada Revised Statues) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

FOURTEENTH. PRIVATE PROPERTY OF STOCKHOLDERS

The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the corporation's debts

FIFTEENTH.  STOCKHOLDERS APPRAISAL RIGHTS IN BUSINESS COMBINATIONS

To the maximum extent permissible under the Nevada Revised Statues of the State of Nevada, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, with respect to any business combination involving the Corporation and any stockholders (or any affiliate or associate of any stockholder), which required the affirmative vote of the Corporation's Stockholders.

SIXTEENTH.   OTHER AMENDMENTS

The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation

SEVENTEENTH.  TERM OF EXISTENCE

The Corporation is to have perpetual existence.

EIGHTEENTH.   LIABILITY OF DIRECTORS

No Director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,(iii) under applicable Sections of the Nevada Revised Statutes (iv) the payment of dividends in violation of Section 78.300 or the Nevada Revised Statutes or, (v) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

NINETEENTH.  NAME AND ADDRESS OF [DIRECTOR AUTHORIZED TO FILE RESTATED ARTICLES]

         DIRECTOR:               Albert Reda
         STREET ADDRESS          800 N. Rainbow Blvd. Suite 208
         CITY STATE ZIP CODE     Las Vegas, NV 89107


I, ALBERT REDA, BEING A DIRECTOR OF THE HEREIN NAMED CORPORATION HEREBY FILE THESE RESTATED ARTICLES

SIGNATURE ____________________________________   DATE _______________

Exhibit E

                              SEAMLESS CORPORATION
                              A NEVADA CORPORATION

                                    BY- LAWS

ARTICLE 1.    MEETING OF STOCKHOLDERS

SECTION A. THE ANNUAL MEETING of the Stockholders of the Corporation shall be held at the time and place designated by the Board of Directors with in 120 days of its fiscal year which ended June 30th.

Notice of Annual Meeting will be sent out 30 days in advance to stockholders via certified mail, email, private carrier (i.e. FedEx) or by contracting with a notification service such as "Transfer Agent".

The Annual meeting will be deemed valid as long as stockholders, via proxy and/or by personal appearance and/or by via electronic conferencing which represent FIFTY ONE PERCENT (51%) or more of the voting of the class of stock are in attendance.

SECTION B. SPECIAL MEETING of the Stockholders of the Corporation may be called by President, Chief Executive Officer, Chairman of the Board, the Board of Directors and/or by a majority of the Stockholders.

Notice of Special Meeting will be sent out 10 days in advance by the individual and/or group calling for the special meeting to the President, Chief Executive Officer, Chairman of the Board, the Board of Directors and/or by a majority of the Stockholders, via certified mail, email, private carrier (i.e. FedEx) or by contracting with a notification service such as "Transfer Agent".

The purpose of the Special Meeting will for any significant matter that impacts the well being of the Corporation.

SECTION C. A NOTICE MEETING CAN BE WAIVED if the majority of the Stockholders of the Corporation waive notice of a meeting, no notice of such a meeting shall be required if the majority of the Stockholders meet in person and/or via proxy and/or by via electronic conferencing which represent FIFTY ONE PERCENT (51%) or more of the voting of the class of stock are in attendance.

SECTION D. AGENDA OF ANNUAL SPECIAL AND/OR WAIVED NOTICED MEETING may conduct any lawful business during the meeting however only such business as shall have been referred to in the notice calling such meetings shall be acted upon.

At the special meeting of the stockholder where notice is waived the purpose of the meeting still has to be refereed to.

At any Stockholder meeting at which all the outstanding capital stock of the company is represented either in person and or by proxy, any lawful business may be transacted and such meeting shall be valid for all purposes.

SECTION E. QUORUM AT THE STOCKHOLDERS' MEETING, the holders of FIFTY ONE PERCENT (51%) of the entire issued and outstanding capital stock to the company shall constitute a quorum for the purpose of such meetings.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy or as agreed to in Section A at the time and place fixed by these Bylaws for any annual meeting or fixed by a notice as above provided for a special meeting, a majority in interest of the Stockholders present in person or by proxy may adjourn from time to time without notice other than by announcement at the meeting, until holders of the amount of requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called.

SECTION F. VOTING BY EACH ENTITLED SHAREHOLDER shall be based upon one vote per each common share of stock and Preferred shares votes are as follows:

Common Stock:         One vote per share

The voting rights of the Preferred Shares if any are at the approval of the Board of Directors and may be changed accordingly at the consent of the Board.

The number of held shares as determined above will be based upon the tenth day proceeding the day of such meeting.

Voting will be done by ballot for annual meeting and/or voice in case of a special and or noticed waived meeting.

On a voice vote a full, true and complete alphabetical list, certified by the Secretary of the Company and indicating the number of shares held by each of all the stockholders entitled to vote at such meeting shall be furnished. Said list shall be prepared at lease ten day before such meeting, and shall be open the inspection of the stockholders, or their agents or proxies, at the place where such meeting is to b e held, and for ten days prior thereto. Only the person in whose names shares of stock are registered on the books of the company for ten days preceding to vote at such meeting. Proxies and Powers of Attorney to vote must be filed with the Secretary of the Corporation before an election and election or a meeting of the Stockholders, or they cannot be used at such election or meeting.

SECTION G. BALLOT AND/OR VOICE VOTING will be conducted as follows:

At the meeting of stock holders were ballots are being used, the polls will be opened at the commencement of the meeting and will be closed upon the closing of the meeting. The voting results will be issued with in 24 hours of the closing of the polls.

At the meeting of the stockholders were a voice vote is used the Secretary of the Corporation will call each shareholders name and the shareholder will vote and the secretary will record the vote. The voting results will be stated at the meeting as soon as the voice votes are tallied.

SECTION H. MAJORITY VOTE OF THE ATTENDEES once a quorum is obtained (fifty one percent [51%] of the issued and outstanding) will constitute approval for the:

Election of Directors

Business matters that require stockholder approval as listed on the Agenda of stockholder meeting whether it was an Annual Meeting, Special Meeting and/or Waived Noticed Meeting.

SECTION I. STOCKHOLDER MEETING AGENDA will adhere to the regular order of business (as required) which shall be as follows:

      10.   Call meeting to order and verify that quorum is in attendance;
      11. Reading and approval of the minutes of the previous Stockholders meeting and/or meetings
      12. Reports of the Board of Directors, the President, Treasure, and Secretary of the Corporation in the order named;
      13.   Reports of Committees;
      14.   Review of all contracts that are considered significant in nature;
      15.   Election of Directors;
      16.   Unfinished Business;
      17.   New Business;
      18.   Adjournment.

ARTICLE 2.    DIRECTORS AND MEETINGS DIRECTORS

SECTION A. THE BOARD OF DIRECTORS for the corporation will comprise of at least one persons and a maximum of seven persons, all of which will be chosen by the stockholders at the annual stockholders' meeting, and who shall hold office for one year, and or until a qualified successor is elected.

SECTION B. TO BE A DIRECTOR, THE PERSON WILL NEED:

      5. To be qualified as a director the person needs to have been in business for at least five (5) years as a manager or its equivalent.
      6.    to fill out director questionnaire
      7.    to be of good moral character
      8.    not be a shareholder.

SECTION C. REPLACEMENT OF A DIRECTOR will occur when during the tenure if a Director suffers illness and or death, submits a resignation, is disqualified due to illegal activities, and or removed by the majority of shareholders.

If the directors' vacancy occurs then the remaining directors may elect a new director to fill the vacancy during the remaining tenure.

SECTION D. REPLACEMENT OF THE BOARD OF DIRECTORS may occur if a majority of stockholders (as determined by ARTICLE 1 SECTION E) have determined that the Board of Directors is not acting in the best interest of the Company then

      4. The majority of stockholders after serving notice on the current Board Chairmen that the majority of Stockholders will hold an election to replace the current Board of Directors
      5. The majority of stockholders must hold a special meeting with 30 days of notification to the Board of Directors then
      6. If the current Board of Directors is replaced then the new Directors will complete the term of the replaced Board.

SECTION E. MEETINGS OF THE BOARD OF DIRECTORS will occur from time to time during the annual term of the Board of Directors or as follows;

      5. Annual meeting of the Board of Directors will occur within one day of the Stockholders Annual meeting once the election of Directors has been confirmed.
      6. Three Quarterly meetings of the Board of Directors will occur one per quarter after the Annual meeting of the Board of Directors. The first meeting will be in the fourth month after the annual meeting has occurred.
      7. Other meetings may occur from time to time during the term of the Board of Directors.
      8. Special meetings of the Board of Directors may occur if called by the President/ CEO and/or the Chairman of the Board.

SECTION F. PHYSICAL MEETINGS ARE NOT REQUIRED to constitute a Board of Directors meeting. A meeting may be held telephonically, by videoconferencing and/or in person.

Notice of a meeting may be sent via email, registered mail, overnight carrier, instant messaging, telephonically and/or in person. Notice has to be sent 24 hours before the schedule meeting time.

Special meetings may occur from time to time provided a majority of the Board of Directors is present and sign a waiver of notice for the purpose of that meeting.

SECTION G. A MAJORITY OF BOARD OF DIRECTORS WILL CONSTITUTE A QUORUM for the transaction of business. Any and all legal business may be conducted by the Board of Directors provided that;

      4.    There is a quorum present and
      5.    The meeting was properly noticed and/or
      6. Notice of meeting was waived by all the Directors present that represent the Quorum.

SECTION H. ACTION BY UNANIMOUS WRITTEN CONSENT of the Board of Directors may be substituted for a meeting of the Board of Directors as long the action approved is unanimous. Any legal business may be conducted using written consent.

SECTION I. DIRECTORS MEETING AGENDA will adhere to the regular order of business (as required) which shall be as follows:

      8.    Call meeting to order and verify that quorum is in attendance;
      9. Reading and approval of the minutes of the previous Directors meeting and/or meetings
      10.   Review items as listed on agenda
      11.   Vote on items listed on agenda as required
      12.   Review of all contracts that are considered significant in nature;
      13.   Review unfinished Business;
      14.   Adjournment.

SECTION I. DIRECTORS WILL BE COMPENSATED AS FOLLOWS:

      3. Paid for all expenses to attend director, shareholders, company functions and any other expenses as required to attend Company functions.
      4. Paid for their services as a director as approved by a majority of the shareholders.

SECTION J. RESPONSIBILITIES OF THE BOARD OF DIRECTORS ARE AS FOLLOWS:

      8. Make a report for the annual meeting of the Stockholders, as to the condition of the Company and have those reports available for the Stockholders.
      9. Review any contracts of significant nature and request Stockholders approval if required.
      10. Provide guidance to management from time to time as the Board sees fit and if necessary establish a committee to provide guidance to management
      11. authorized to exercise its corporate authority for such purposes as General Agent of the Company
      12. Elect officers of the corporation including but not limited to President, Secretary, Treasurer and who's tenure is for a least one year unless extended by contract
      13.   Elect new officers if a vacancy occurs during the officers term
      14. Remove officers of the corporation if the officer suffers illness and or death, submits a resignation, is disqualified due to illegal activities, and or removed by the majority of directors.

ARTICLE 3.  OFFICERS AND THEIR DUTIES

SECTION A. THE OFFICERS' POSITIONS ARE AS FOLLOWS:

      6.    President and CEO
      7.    Vice President
      8.    Treasure
      9.    Secretary
      10. Or any other position as created by the majority of the Quorum of the Board of Directors and/or Stockholders

SECTION B. THE OFFICER'S DUTIES ARE AS FOLLOWS:

      5. PRESIDENT AND CEO [CHIEF EXECUTIVE OFFICER], shall be the Executive officer of the Corporation and shall have the supervision of the direction of the Corporation's affairs, subject to the control of the Board of Directors, with the full power to execute all resolutions and orders of the Board of Directors, not especially entrusted to some other officer of the Corporation. The President shall be a member of the Executive committee and Chairman thereof. The President shall preside at all meeting of the Board of Directors, at all meeting of the Stockholders, shall sign the Certificates of Stock issued by the Corporation and shall perform such other duties as shall be prescribed by the Board of Directors.
      6. VICE PRESIDENT, shall be vested with all the powers to perform all the duties of the President in the presidents absence or inability to act, including the signing of certificates of Stock issued by the Corporation, and shall perform such duties as shall be prescribed by the Board of Directors.
      7. TREASURER, shall have the custody of all the funds and securities of the Corporation. When necessary of or proper the Treasurer shall endorse for collection, on behalf of the Corporation, checks, notes, and other obligations: he shall deposit all monies to the credit of the Corporation in such bank or banks or other depository as the Board of Directors may designate; and shall sign all receipts and vouchers for payment made by the Corporation, except as herein otherwise provided. The Treasure shall sigh with the President all bill of exchange and promissory notes of the Corporation; shall have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the Corporation as the Board of Directors shall designate signed by the Treasure whether required by law, by the By-Laws, or the Board of Directors. Whenever required by the Board of Directors, the Treasure shall render a statement of the cash account; and shall enter regularly in the books of the Corporation full and accurate accounts of all monies received and paid by the Treasure on account of the Corporation. The Treasure shall at all reasonable times exhibit the books of account to any Directors of the Corporation during business hours, and he shall perform all acts incident to the position of Treasurer subject to control of the Board of Directors. The Treasure shall, if required by the Board of Directors, give bond to the Corporation conditioned for the faithful performance of all duties as Treasure in such sum, and with such surety as shall be approved by the Board of Directors, with expense of such bond to be borne by the Corporation.

      8. SECRETARY shall keep the Minutes of all meetings of the Board of Directors and the Minutes of all Meeting of the Stockholders and of the Executive Committee in books provided for that purpose. The Secretary shall attend to the giving and serving of all notices of the Corporation; may sign with the President of Vice-President, in the name of the Corporation, all contracts authorized by the Board of Directors of Executive Committee; shall affix the Corporate Seal, if any, to all Certificate of Stock duly issued by the Corporation Shall have charge of Stock Certificate Books, Transfer Books and Stock Ledgers, and such books and Papers as the Board of Directors of the Executive Committee may direct all of which shall at all reasonable times be open to the examination of any Director upon application at the office of the Corporation during business hours, and shall in general, perform all duties incident to the Office of Secretary. The Secretary may contract with an independent outside agency for the purpose of stock Issuance and stock transfers for the Corporation.

SECTION C. OTHER POWERS OF THE PRESIDENT, are as follows; Shall have full power and authority on behalf of the Corporation to attend, to act at, and to vote at any meetings of the Stockholders of any Corporation in which the Corporation may hold stock, and at any meeting, he shall posses and may exercise any and all rights and powers incident to the ownership of such stock which as the owner thereof, the Corporation have possessed and exercised if present.

SECTION D. LIMITS ON PRESIDENTIAL POWERS and or changes thereof may occur from time to time by resolution of the Board of Directors and may authorize those powers conferred to other officers and or committees.

ARTICLE 4. CAPITAL STOCK

SECTION A. THE CAPITAL STOCK OF THE CORPORATION shall be issued in such manner and at such times upon such conditions as shall be prescribed by the Board of Directors.

SECTION B. OWNERSHIP OF STOCK in the Corporation shall be evidenced by Certificates of such Stock in such forms as shall as shall be prescribed by the Board of Directors and shall be under the Seal of the Corporation and have the signature printed on the certificates of both the President and the Secretary of the Corporation. If shares of stock are issued by the Corporation, all certificates shall be consecutively numbered and issued with the name of the person and or entity that owns the shares listed as owner. Such information shall also register on the Corporations issuance log. If shares are issued by an independent stock issuance and transfer agent, all certificates shall be consecutively numbered and issued with the name of the person and or entity that owns the shares listed as owner. Such information shall also register on the Corporations issuance log maintained by the independent stock issuance and transfer agent. No stock issuance will occur unless an authorized stock issuance resolution is issued by the Company and signed by the President and or authorized officer of the Company. All certificates surrendered to the Corporation shall be canceled and no new certificate shall be issued until the former certificate for the same number of shares shall have been surrendered and or canceled.

SECTION C. OWNED STOCK MAY BE TRANSFERRED by the owner of the stock once the owner executes instruction for the reissue of the stock and has the stock owner's signature medallion guaranteed on the stock and or stock power agreement, and then surrenders that certificate with instructions to the Corporation and/or the transfer agent contracted with the Corporation. The new stock may be reissued either by a new stock certificate and/or electronically through CEDE as per the stock owners instruction. The stock cancellation and re-issuance as per the owner request will be registered in the Corporation stock records and or the transfer agent's stock records.

SECTION D. REPLACEMENT OF LOST STOCK CERTIFICATES will require a notarized affidavit or affirmation by the person and or entity claiming that the stock certificate is lost and such person giving a Bond of Indemnity to the corporation in amount of twice the value of the certificate that is being replaced. The Bond is indemnification against any damage, loss, or inconvenience to the Corporation that may or can arise in consequence of a new and or duplicate stock certificate being issued in lieu of the one the is lost and or missing. Once confirmed that the requesting party is still listed as the registered owner of the stock the Secretary of the Corporation and or the independent transfer agent may issue a replacement stock certificate. The Board in its discretion refuse to issue such new or duplicate certificate save upon the order of some court having jurisdiction in such matter anything herein to the contrary notwithstanding.

ARTICLE 5. OFFICES AND BOOKS

SECTION A. THE PRINCIPAL OFFICES OF THE CORPORATION may be at any location deemed to meet the requirements of the President and/or the Board of Directors. The principal offices should be located within the state the corporation is domiciled in unless otherwise authorized by the Board of Directors.

SECTION B. THE BOOKS AND RECORDS will be maintained by the Secretary at the principal offices and or any other location as authorized by the President and Secretary of the Corporation.

SECTION C. FINANCIAL BOOKS AND RECORDS will be maintained by the Treasurer at the principal offices and or any other location as authorized by the President and Treasure of the Corporation.

ARTICLE 6. AMENDMENT OF BY-LAWS

SECTION A. AMENDMENTS AND CHANGES TO THE BY-LAWS may be made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors. In addition, changes may be made by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

SECTION B. AMENDMENTS AND CHANGES TO THE BY-LAWS CAN NOT, violate any know state laws which must be approve by the Corporate Attorney prior to voting on said amendment.

ARTICLE 7. MISCELLANEOUS

SECTION A. THE BOARD OF DIRECTORS SHALL HAVE THE POWER CHANGE THE DOMICILE OF THE CORPORATION provided that the change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

SECTION B. THE CAPITAL STOCK OF THE CORPORATION MAY BE CHANGED by the Board of Directors as long as that change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

Change to the capital stock include;

      5.    Stock splits either forward and/or reverse
      6.    Increases in Shares Authorized
      7.    Issuance of Preferred Stock
      8.    Certificate of Designation for Preferred Stock

SECTION C. TYPES OF CAPITAL STOCK OF THE CORPORATION MAY BE APPROVED by the Board of Directors as long as that change is made at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors.

Types of Capital Stock
      3.    Dividends issued
      4.    Warrants issued

SECTION D. LENDING BY THE CORPORATION WILL NOT OCCUR UNLESS UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by
ARTICLE 1 SECTION E of the Corporation. If the loan amount is less the One Hundred Thousand Dollars ($100,000) or less then Five percent (5%) of the Corporation net worth which ever is lesser, must be approved jointly by the President and Treasure of the Corporation

SECTION E. INDEBTEDNESS BY THE CORPORATION WILL NOT OCCUR UNLESS UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation. If the indebtedness amount is less the One Hundred Thousand Dollars ($100,000) or less then Five percent (5%) of the Corporation net worth which ever is lesser, must be approved jointly by the President and Treasure of the Corporation

SECTION F. ALL CONTRACTS MUST BE SIGNED BY THE PRESIDENT AND SECRETARY of the Corporation unless otherwise ordered by the Board of Directors.

SECTION G. CAPITAL RAISES BY THE CORPORATION IN THE FORM OF EQUITY WILL NOT OCCUR UNLESS APPROVED BY THE MAJORITY OF BOARD OF DIRECTORS if the amount is not greater then Five Million Dollars ($5,000,000) and or more then twenty percent (20%) of the Corporations net worth which ever is lesser. Amounts greater then those stated will require approval at any regular or special meeting of the Board of Directors by a majority vote of not less than all of the entire Board of Directors and which will then be ratified by a majority vote of or by a consent in writing signed by the stockholders of the issued and outstanding capital stock as determined by ARTICLE 1 SECTION E of the Corporation.

KNOW ALL PRESENT THAT AS OF THIS DATE THE FOLLOWING DIRECTOR APPROVE AND DO HEREBY CONSENT TO THE FOREGOING BY-LAWS AND ADOPT THE SAME AS AND FOR THE BY-LAWS OF SAID CORPORATION .


/s/ Albert Reda
---------------------------------
ALBERT REDA

Exhibit F

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (Added to NRS by 1995, 2087)

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

            (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204;
2007, 2438)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

            (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                  (I) The surviving or acquiring entity; or

                  (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

            (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

      3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089; A 2005, 2205)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1. A stockholder to whom a dissenter's notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      (Added to NRS by 1995, 2090)

      NRS 92A.460 Payment for shares: General requirements.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's principal office is located;

      (b) If the corporation's principal office is not located in this State, in Carson City; or

      (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

      2. The payment must be accompanied by:

      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2090; A 2007, 2704)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091; A 2007, 2705)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

      (Added to NRS by 1995, 2092)